                                                                  EXHIBIT 10.2

                             CONSTRUCTION AGREEMENT

                                (Build to Suit)


                 Lessee and Lessor are executing, simultaneously with this Build to Suit Construction Agreement ("Construction Agreement"), a Lease of even date herewith (the "Lease"). This Construction Agreement is hereby incorporated into the Lease as Exhibit "C." Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Lease. In consideration of the mutual covenants contained in the Lease, Lessee and Lessor agree that the Premises shall be improved as set forth hereinafter.

         1. BASE BUILDING. The Base Building work shall be performed by Lessor at Lessor's sole cost and expense prior to the Commencement Date. The term "Base Building" means the following elements of the Premises: tilt-up concrete building with concrete floors (without floor covering), roof and unfinished perimeter walls; base sprinkler system (no extensions); utilities stubbed to the building wall; landscaping; and parking. All elements of the initial construction of the Premises not included in the Base Building shall be considered part of the Initial Improvements (as defined below).

         2.  PLANS AND SPECIFICATIONS.

                 (a) Lessor and Lessee have approved the space plan (the "Space Plan") for the Premises described in Schedule 1 attached hereto.

                 (b) Based on the approved Space Plan, RGA Architects ("Lessor's Architect"), or another architect selected by Lessor and reasonably acceptable to Lessee, shall prepare detailed plans, specifications and working drawings ("Construction Documents") for the construction of leasehold improvements in the Premises (the "Initial Improvements"). Lessee shall approve the Construction Documents in writing within five (5) working days of receipt thereof. Lessee shall only have the right to disapprove the Construction Documents due to errors and material deviations from the Space Plan.

                 (c) Lessee may disapprove the Construction Documents one time without having delayed Lessor's space planner as described in Section 3(a), below. Any subsequent disapprovals shall be considered a Tenant Delay unless the disapproval is caused by errors made by Lessor's space planner or by material deviations from the Space Plan that were noted in Lessee's initial disapproval of the Construction Documents and that have not yet been corrected.

         3.  INITIAL IMPROVEMENT COST.

                 (a) Lessor shall enter into a contract with Oltman's Construction Company ("Contractor"), or another contractor selected by Lessor and reasonably acceptable to Lessee, to construct the Initial Improvements. Based upon such contract, Lessor shall determine the cost of the Initial Improvements (the "Initial Improvement Cost"), which may




                                  Exhibit "C"
include the following: cost of basic services for space plans, pricing plans, construction documents; engineering fees; governmental agency plan check, permit and other fees; sales and use taxes; Title 24 fees; testing and inspection costs and all other costs to be expended by Lessor in the construction of the Initial Improvements, and a Lessor construction management fee equal to five percent (5%) of the Initial Improvement Cost (for purposes of which calculation such management fee shall not be deemed included in the Initial Improvement Cost). Within five (5) working days of receipt by Lessee of the Initial Improvement Cost, Lessee shall either approve the same in writing or shall provide Lessor with a detailed list of revisions to the approved Construction Documents. If Lessee would be obligated under Section 3(b) to pay any excess cost, Lessee may revise the Initial Improvement Cost one time without having caused a Tenant Delay as described in Section 7 below in order to reduce such excess cost. Any subsequent revisions shall be considered a Tenant Delay unless the revision is caused by Lessor's error.

                 (b) Lessee shall be entitled to a construction allowance in the amount of $350,000 ("Initial Improvement Allowance") for application against the Initial Improvement Cost. If the Initial Improvement Cost is in excess of $350,000.00, Lessee shall pay such excess as provided herein. No more often than once per calendar month, Lessor shall provide Lessee with an estimate of the Initial Improvement Costs payable during the following 30 days. Lessor's estimate shall be based upon the Contractor's application for payment for the Initial Improvements and upon Lessor's reasonable estimate of any other elements of the Initial Improvement Costs payable during that period and shall contain the architect's approval of that estimate. With respect to the first $700,000 of the Initial Improvement Costs, Lessee shall pay Lessor 50% of the amount specified in Lessor's estimate. The remaining 50% of that initial $700,000 shall be advanced by Lessor out of the Initial Improvement Allowance. At such time as Lessor has advanced the entire Initial Improvement Allowance, Lessee shall be obligated to pay 100% of any Initial Improvement Costs thereafter estimated by Lessor and incurred in connection with the construction of the Initial Improvements monthly using the same procedure of Lessor's estimates as provided for above in this Section 3(b). All payments of Lessee's share of the Initial Improvement Cost shall be paid to Lessor by Lessee within five (5) business days after Lessor's delivery to Lessee of Lessor's estimate of the amount due. If at any time Lessee does not timely pay to Lessor its share of the Initial Improvement Costs when due under this Paragraph 3(b) (each, a "Late Cost Payment"), time being of the essence of all such payments, Lessor shall have the absolute right to stop all work and not resume that work unless and until Lessee has paid Lessor (i) all tardy Initial Improvement Costs payments, (ii) all damages caused by or resulting from Lessor's work stoppage under this Paragraph 3(b), and (iii) if there occurs more than one Late Cost Payment, the balance of the Initial Improvement Costs estimated to be payable by Lessee. This remedy shall be in addition to Lessor's other remedies under the Lease for such default by Lessee, including without limitation the right to terminate the Lease.

                 (c) If the Initial Improvement Cost increases, subsequent to Lessee's approval, due to the requirements of any governmental agency,



                                  Exhibit "C"

Lessee shall pay Lessor the amount of such increase (except to the extent that the estimated total Initial Improvement Cost then remains less than the amount of the Initial Improvement Allowance) at the time and in the manner provided for in Paragraph 3(b) of this Construction Agreement.

                 (d) If Lessee requests a change in the Construction Documents subsequent to approval of the Initial Improvement Cost, Lessor shall notify Lessee promptly as to any increase in the Initial Improvement Cost and as to any delay such change would cause in the construction of the Initial Improvements. Lessee shall approve or disapprove such change within five (5) business days of Lessor's written notice; Lessor's failure to receive Lessee's notice approving the same shall be deemed Lessee's disapproval of that change. If Lessee approves such change, Lessee shall pay the amount of the increase (except to the extent that the estimated total Initial Improvement Cost then remains less than the amount of the Initial Improvement Allowance) at the time and in the manner provided for in Paragraph 3(b) of this Construction Agreement.

                 (e) In the event that Lessee makes any such payments for excess costs and, following the completion of the Initial Improvements and the payment of the entire Initial Improvement Cost (as increased by any increases under Paragraphs 3(c) or 3(b)), unexpended Initial Improvement Allowance funds remain, Lessee shall be entitled to a credit against the initial Base Rent otherwise payable by Lessee in the amount of the lesser of (i) the total of all such payments made by Lessee or (ii) the amount of the unexpended Initial Improvement Allowance funds.

         4.  CONSTRUCTION OF INITIAL IMPROVEMENTS.

                 (a) Upon approval and payment (to the extent required under this Agreement) by Lessee of the Initial Improvement Cost, Lessor shall cause the Contractor to proceed to secure a building permit and commence construction of the Initial Improvements.

                 (b) Lessor shall endeavor to substantially complete construction of the Initial Improvements as soon as is reasonably practicable.

         5. COMMENCEMENT DATES. Notwithstanding anything to the contrary set forth in Paragraph 3 of the Lease, and subject to Section 6 below:

                 5.1 The date on which Lessee shall be entitled to occupy the Office Area, and shall commence payment of rent therefor (whether or not Lessee occupies the Office Area), under Paragraph 3.4 of the Lease (the "Office Area Early Commencement Date") shall be the date that is the later of (i) March 1, 1997 or (ii) the date of Substantial Completion of the portion of the Initial Improvements (the "Office Improvements") consisting of improvements to (or improvements necessary for the occupancy of) the Office Area. Notwithstanding the foregoing, in the event that Lessee occupies the Office Area for its normal business operations prior to the Office Area Early Commencement Date, Lessee shall commence payment of rent and other payments for the Office Area on the first date of such early occupancy.




                                  Exhibit "C"

                 5.2 The date on which the term of the Lease shall commence under Paragraph 3.1 of the Lease (the "Commencement Date"), including for purposes of Base Rent obligations (subject to Lessee's earlier obligation to pay rent with respect to the Office Area as set forth above), shall be the date that is the later of (i) June 1, 1997 or (ii) the date of Substantial Completion of the remainder of the Initial Improvements. In the event that the Commencement Date occurs after June 1, 1997, the scheduled expiration date of the Lease shall be extended for an equal number of days. Notwithstanding the foregoing, in the event that Lessee occupies any portion of the Premises outside the Office Area for its normal business operations prior to the Commencement Date, Lessee shall commence payment of rent for all portions of the Premises outside the Office Area on the first date of such early occupancy.

For purposes of the Lease (including this Construction Agreement), "Substantial Completion" of the Initial Improvements (or Office Improvements, as applicable) shall occur upon (a) the completion of construction of the Initial Improvements (or Office Improvements, as applicable) pursuant to the Construction Documents, with the exception of any punch list items and any furniture, fixtures or equipment to be installed by Lessee, and (b) the issuance of a temporary or final Certificate of Occupancy for the entire Premises.

         6. DELAY IN SUBSTANTIAL COMPLETION. If there shall be a delay or there are delays in the Substantial Completion of the Office Improvements and/or Initial Improvements as a result of Tenant Delays (as defined below), then, notwithstanding anything to the contrary set forth in the Lease or this Construction Agreement and regardless of the actual date of the Substantial Completion of the Office Improvements and/or Initial Improvements, each of the Office Area Early Commencement Date and the Commencement Date shall be deemed to be the date the Office Area Early Commencement Date or Commencement Date, as applicable, would have occurred but for the Tenant Delay or Delays.

         7. TENANT DELAYS. The following shall, to the extent that they actually delay the Substantial Completion of the Office Improvements and/or Initial Improvements, constitute "Tenant Delays" under the Lease and this
Agreement:

                 (a) Lessee's failure to approve the Construction Documents on or before the specified approval date, or Lessee's delay of Lessor's space planner or architect in completion of the Construction Documents; or

                 (b) Lessee's delay in approval of the Initial Improvement Cost, or failure to pay the excess Initial Improvement Cost within the time limit provided; or

                 (c) Lessee's modification of the Construction Documents subsequent to its approval; or

                 (d) Changes to the Base Building required by the Construction Documents; or




                                  Exhibit "C"

                 (e) A breach by Lessee of this Construction Agreement or any other provision of the Lease; or

                 (f) Any other unreasonable acts or omissions of Lessee, or its agents, employees or contractors.

Lessor shall provide Lessee with written notice of any Tenant Delay within ten
(10) days of the occurrence thereof, and Lessor's failure to provide Lessee with such written notice shall constitute Lessor's waiver of such Tenant Delay. Only one such notice shall be required for each event constituting a Tenant Delay.

         8. NOTICE OF SUBSTANTIAL COMPLETION. Lessor shall give Lessee at least ten (10) business days' written notice of the date upon which Substantial Completion of each of the Office Improvements and the Initial Improvements is estimated to occur.

         9. LESSEE'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in the Lease, if a material default as defined in the Lease, or a default by Lessee under this Construction Agreement, has occurred at any time on or before the Substantial Completion of the Initial Improvements, then
(a) in addition to all other rights and remedies granted to Lessor pursuant to the Lease (including, without limitation, the right to terminate the Lease), Lessor shall have the right to cause the Contractor to cease the construction of the Initial Improvements (in which case Lessee shall be responsible for any delay in the Substantial Completion of the Office Improvements and/or Initial Improvements caused by such work stoppage as set forth in Section 7 of this Construction Agreement and for all damages caused thereby), and (b) all other obligations of Lessor under the terms of this Construction Agreement shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

         10.     PUNCHLISTS.  Within ten (10) business days after the later of
(a) Substantial Completion of the Office Improvements or (b) Lessee's occupancy of the Office Area, Lessor, Lessee and the Contractor shall prepare a list (the "First Punchlist") of remaining items to be completed by the Contractor with respect to the Office Area. Lessor shall cause the items on the First Punchlist to be completed within thirty (30) days after delivery of the First Punchlist to Lessee. Within ten (10) business days after the later of (a) Substantial Completion of the Initial Improvements or (b) Lessee's occupancy of any portion of the Premises other than the Office Area, Lessor, Lessee and the Contractor shall prepare a list (the "Second Punchlist") of remaining items to be completed by the Contractor with respect to the portions of the Premises outside the Office Area. Lessor shall cause the items on the Second Punchlist to be completed within thirty (30) days after delivery of the Second Punchlist to Lessee. Lessee shall permit reasonable access to the Premises by the Contractor and Lessor so as to permit completion of the foregoing punchlist items within the foregoing periods.

         11. DETERMINATION OF RENTABLE AREA. Upon the Substantial Completion of the Initial Improvements, Lessor's Architect shall measure





                                  Exhibit "C"
the rentable square footage of the Premises (including without limitation the mezzanine portion of the Office Area). Such square footage shall be determined by measuring to the outside finished surface of the permanent exterior building walls (and, with respect to the mezzanine, to the outside finished surface of the interior wall which demises the Office Area from the remainder of the Premises), without deduction for columns or projections necessary to the building. Upon such determination of rentable area, all provisions of the Lease which are dependent upon square footage (including without limitation the calculation of Base Rent) shall be adjusted accordingly.

         12. RENTAL ABATEMENT FOR LATE DELIVERY. In the event that Substantial Completion of the Initial Improvements and the Office Improvements occurs later than April 1, 1997 (the "Required Completed Date") and as a result thereof Lessee is obligated to pay a penalty (the "Penalty") to Orange Engineering & Machine Company, Inc. pursuant to its lease with Lessee dated July 22, 1996, then for each day after the Required Completion Date that the Initial Improvements and Office Improvements are not Substantially Completed and Lessee actually pays the Penalty, Lessee shall be entitled to a rent credit in the amount of $2,000.00, which shall be applied against rent first coming due under the Lease after the Commencement Date. The Required Completion Date shall be extended by one day for each day Substantial Completion of the Initial Improvements or Office Improvements is delayed by either (a) a Tenant Delay or
(b) a Force Majeure Delay. As used herein, the term "Force Majeure Delay" shall mean delays in the construction and completion of the Initial Improvements and/or Improvements actually and directly caused by fire, flood, abnormal rain (to the extent that abnormal rain interferes with so-called "critical path" items, including without limitation grading, pouring of footings and foundations, pouring of floor slabs, pouring and erecting wall panels, roofing, pouring site concrete and laying site asphalt), earthquake, epidemic, or development or construction moratoria imposed by any governmental authority. Lessor shall provide Lessee with written notice of any Force Majeure Delay within ten (10) days of the occurrence thereof, and Lessor's failure to provide Lessee with such written notice shall








                                  Exhibit "C"
constitute Lessor's waiver of such Force Majeure Delay. Only one such notice shall be required for each event constituting a Force Majeure Delay.


Dated as of September 12, 1996.

                                       "Lessor":

                                        WOHL VENTURE ONE, LLC,
                                        a Delaware limited liability company

                                        By:    Wohl Property Group, Inc.,
                                               a California corporation,
                                               its Manager


                                         By:___________________________________
                                                           Emil H. Wohl
                                                           President

                                         "Lessee":

                                         VANS, INC., a Delaware corporation


                                         By:___________________________________

                                         Its: _________________________________


                                         By: __________________________________

                                         Its: _________________________________







                                  Exhibit "C"

                           SCHEDULE 1 TO EXHIBIT "C"

                                  (Space Plan)


















                           Schedule 1 to Exhibit "C"
                                 Page 1 of ___

                                  EXHIBIT "D"


                                     None.






















                                  Exhibit "D"

                               Page 1 fo 1 COLOR
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                      SHEPPARD, MULLIN, RICHTER & HAMPTON
                             DOCUMENT HANDLING FORM


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Attorney:  James A. Lonergan                                          Attorney Billing #:  0111
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Client Name:  PRUDENTIAL                                              Other Party:  VONS
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Document Title:  CONSTRUCTION AGREEMENT
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Revision history (date, operator, time and notes):
2\TRANSFER\ROSS\SREYGI49.SCH 082696 LYC (ms) 0045; 082796 LZ6 (RPL) <0015;
Saved for Redline as OL1 090696; 091296 LY3 (ol) (version 090696 saved as
 .OL2)+revs. <0015; 091296 LZH (Henry) <0015; ?